Exhibit 99.2

Lender Presentation January 2023

This presentation has been prepared by Franchise Group, Inc . (“FRG”) and its subsidiaries (together with FRG, the “Company”) . Although the Company believes the information is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation . Any estimates or projections contained in this presentation as to events that may occur in the future (including projections of future financial performance and forward - looking statements) are based upon the reasonable judgment of the Company . The presentation may include certain forward - looking statements and projections provided by the Company, which are included in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results . No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections . Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events, many of which are not within the control of the Company . Accordingly, actual results may vary from the projected results and such variations may be material . Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements . Any data on past performance, modeling or back - testing contained in this presentation is no indication as to future performance . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any modeling or back - testing . Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future . The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation . In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate . This presentation has been prepared solely for informational purposes only . The Recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . The Recipient should consult its own counsel, tax and financial advisors as to legal, tax, financial and related matters concerning the matters described herein, and, by accepting this presentation, the Recipient confirms that it is not relying upon the information contained herein to make any decision . This presentation does not purport to be all - inclusive or to contain all of the information that the Recipient may require or deem to be material . Non - GAAP Financial Information : This presentation discusses certain financial measures not presented in conformity with U . S . Generally Accepted Accounting Principles (GAAP), including EBITDA and certain ratios and other metrics derived therefrom . To supplement the Company’s consolidated financial statements presented on a GAAP basis, management believes that these non - GAAP measures provide useful information about the Company’s core operating results and ability to comply with the covenants under the credit facilities contemplated by this presentation and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future . Management believes the additions and subtractions from net income used to calculate EBITDA reflect the measurements that its bank creditors and third - party analysts use in evaluating the Company . These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance . Management uses this non - GAAP measure to evaluate the Company’s financial results . The presentation of non - GAAP measures is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP . For further information about the Company’s non - GAAP financial measures, including a reconciliation of such metrics to the most directly comparable GAAP measures, please see the Company’s most recent earnings release and other public filings with the U . S . Securities and Exchange Commission . 2 Legal – Disclaimer

Today’s presenters 3 Brian Kahn Chief Executive Officer, President, and Director Eric Seeton Chief Financial Officer Andrew Kaminsky Executive Vice President and Chief Administrative Officer Andrew Laurence Executive Vice President Lorna Hajdini Executive Director, J.P. Morgan

Section 1 Transaction Overview Section 2 Franchise Group Update Section 3 Key Credit Highlights Section 4 Financial Review 4 Table of contents

Transaction Overview SECTION 1

Transaction summary 6 1 Reflects latest intraquarter ABL balance of $316MM as of 1/23/2023 • Franchise Group, Inc. (“FRG” or the “Company”) is a growing, diversified owner and operator of franchised and franchisable businesses in resilient verticals with robust margin and cash flow characteristics • FRG is seeking to raise a $200 million non - fungible add - on to their existing 1L Term Loan B (“TLB”) due in March 2026 – The proceeds are expected to be used to pay down existing debt under FRG’s ABL facility, which currently supports liquidity and working capital • This is a leverage - neutral transaction out of the gate • Pro forma secured net leverage is expected to be 2.49x 1 and total net leverage is expected to be 3.22x 1 • On behalf of the FRG team, J.P. Morgan appreciates your support and is seeking commitments by January 30 th

Sources & uses and pro forma capitalization 7 Sources & uses Pro forma capitalization Sources ($MM) Uses ($MM) New $200MM add - on 1L TLB due 2026 $200 Paydown existing ABL balance $200 Total sources $200 Total uses 1 $200 $MM Current Adj. As adjusted Unrestricted cash and cash equivalents 1 $73 $73 $400mm ABL Facility due 2026 2 316 (200) 116 $1,000mm 1L TLB due 2026 799 799 New $200mm add - on 1L TLB due 2026 200 200 Total 1L debt $1,115 $1,115 Net 1L debt $1,042 $1,042 $300MM 2L TLB due 2026 300 300 Other debt 7 7 Total debt 3 $1,422 $1,422 Total net debt 3 $1,350 $1,350 LTM 9/24/2022 Compliance EBITDA 1 $419 $419 Credit Statistics: Total 1L Debt / EBITDA 2.66x 2.66x Net 1L Debt / EBITDA 2.49x 2.49x Total Debt / EBITDA 3.40x 3.40x Net Debt / EBITDA 3.22x 3 . 22 x 1 Excludes fees and expenses 2 Per 9/24/2022 compliance statement 3 Reflects latest intraquarter ABL balance of $316MM as of 1/23/2023 4 Excludes capital leases

Summary of illustrative terms 8 Senior first lien secured credit facilities Borrowers: Franchise Group, Inc. (same as existing) Guarantors: Domestic wholly - owned subsidiaries of Franchise Group, Inc., subject to customary exceptions (same as existing) Security: Substantially all assets of the Borrowers and the Guarantors, subject to customary exceptions. 2 nd lien on ABL collateral, 1 st lien on all other collateral; The liens securing the 1 st lien priority debt have priority over the liens securing the 2 nd lien debt Facility: Tranche Amount ($MM) Tenor / Maturity Amortization Add - on to existing 1 st lien TLB $200 March 10, 2026 1.00% per annum Existing 1 st lien TLB $1,000 ($799 o/s) March 10, 2026 1.00% per annum Existing 1 st lien TLB incremental facilities:  Freebie of greater of (i) $315MM and (ii) 100% of LTM EBITDA (used by this transaction), plus  Unlimited amounts up to:  2.67x First Lien Net Leverage Ratio if First Lien Secured  3.56x Total Net Leverage Ratio if junior lien secured  3.56x Total Net Leverage Ratio and 2.00x Fixed Charge Coverage Ratio if unsecured MFN protection:  50 bps MFN protection with 12 - month sunset, subject to carveouts per existing Credit Agreement Call protection:  101 “soft call” for 6 months Financial covenants:  Maximum Total Net Leverage of 3.75x  Minimum Fixed Charge Coverage Ratio of 1.50x

Anticipated transaction timetable 9 Key transaction date Event January 2023 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 January 24 Announcement January 25 Lender Call January 30 Commitments and comments on documents due January 31 Allocation Shortly thereafter Closing and funding

SECTION 2 Franchise Group Update

Franchise Group overview

Headquarters: Delaware, Ohio

Franchise Group Overview

- Franchise Group, Inc. ("FRG") is a growing, diversified owner and operator of franchised and franchisable businesses in resilient verticals with robust margin and cash flow characteristics
- Goal of FRG is to maximize free cash flow and pay a growing and dependable dividend to shareholders
- FRG applies operating and capital allocation philosophies and solutions to augment cash generation of the brands
- FRG remains acquisitive and seeks businesses that:
  - Provide market and demographic diversity and resiliency
  - Demonstrate superior unit level economics
  - Offer existing and prospective franchisees multiple brands to cluster and leverage infrastructure

Franchise Group Subsidiaries

$MM

	Pro forma LTM 9/24/2022		
Subsidiaries	Revenue	Adj. EBITDA[1]	Franchised locations / total stores[4]
The Vitamin Shoppe	$1,118.6	$134.7	2 / 704
American Freight Furniture • Mattress • Appliance	905.1	39.5	9 / 371
Pet Supplies Plus	1,230.7	103.6	443 / 675[5]
Buddy's Home Furnishings	57.1	15.8	304 / 340
Sylvan Learning[2]	40.8	12.8	701 / 706
Badcock &more[3]	925.7	85.2	318 / 382
FRG Corporate		(8.7)	
FRG Franchise Group, Inc.	**$4,348.0**	**$382.9**	**1,777 / 3,178**

LTM 9/24/2022 Compliance EBITDA: $418.6MM

EBITDA does not reflect the benefit of royalty revenue of franchised stores that have opened but have not matured yet

[1] Reflects pro forma adjusted EBITDA, compliance EBITDA for the period is $419MM; [2] Total store count of 706 includes 147 satellite centers; [3] Dealer stores are counted as franchised in the store count. [4] Store count as of December 31, 2022. [5] Includes 14 Wag N Wash franchised locations

FRG Franchise Group, Inc.
11

In Q3, our businesses have continued to execute consistent with outlook

Pro forma performance overview

Subsidiaries	
THE VITAMIN SHOPPE	**Q3-22:** DTC accounted for ~23.7% of the business, and franchising continues to build momentum with 35 stores sold, bringing backlog to 55 stores **Q2-22:** Comps up 2.1% with continued increase in store traffic and increased customer interest in sports and nutrition products
AMERICAN FREIGHT FURNITURE • MATTRESS • APPLIANCE	**Q3-22:** Sold 13 new franchisees, bringing total Franchise backlog to 39 locations **Q2-22:** Decrease in revenue, attributable to lower demand driven by the inflationary environment which resulted in reduced customer traffic
PET SUPPLIES PLUS	**Q3-23:** Sold Wag N' Wash franchises and signed development agreements for 31 new locations. Sold 16 new franchisee agreements, bringing backlog to 226 locations **Q2-22**: Increase in wholesale revenue and franchise-based fees due to system-wide same store sales growth and addition of stores
BUDDY'S HOME FURNISHINGS	**Q3-22:** Opened 6 new Franchise stores and awarded 6 new locations, resulting in backlog of 98 locations **Q2-22:** Decrease in revenue driven by re-franchising of 8 Company owned stores
Sylvan Learning	**Q3-22:** Closed 5 locations and sold 6 new franchises, bringing its backlog to 18 units **Q2-22:** Continued to perform well and delivered comps of 3.7% while heading into slower summer months
Badcock &more	**Q3-22:** Closed on the previously announced sale of headquarters and sold consumer accounts receivable; used net proceeds to pay down on the ABL **Q2-22:** Closed on the sale of retail and distribution centers

Pro forma quarterly revenue by business segment ($MM)



Vitamin Shoppe
$275 $311 $307 $296
4Q21 1Q22 2Q22 3Q22
American Freight
$238 $241 $226 $199
4Q21 1Q22 2Q22 3Q22
Pet Supplies Plus
$304 $301 $303 $323
4Q21 1Q22 2Q22 3Q22
Buddy's
$14 $16 $14 $13
4Q21 1Q22 2Q22 3Q22
Sylvan
$10 $10 $12 $10
4Q21 1Q22 2Q22 3Q22
Badcock
$226 $256 $233 $210
4Q21 1Q22 2Q22 3Q22

New management, improvement of comps in Q4 and YTD 2023

Note: FYE as of the Saturday closest to December 31st of each year
Source: Company projection model and public filings / earnings transcripts

FRG FRANCHISE GROUP, INC.
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Recent developments since Q3 earnings American Freight improvement • 43 new franchise stores since incubation in April 2021 • While 2021 comps were down given inventory issues, momentum has built on a monthly basis, turning positive in January • In November 2022, Peter Corsa was named new CEO of FRG’s Home Furnishings businesses, which includes American Freight / Badcock / Buddy’s and in December 2022, Alissa Ahlman was named the Chief Merchandising Officer for FRG’s Home Furnishings businesses • New management team is reenergizing the business, flushing expensive inventory sales and replacing it with lower cost inventory which is already leading to sales growth and expected margin improvement 1 Badcock consumer receivables update • FRG continues to sell credit receivables to third party purchasers • The Company has sold an additional ~$436MM of receivables through January 2023 • Finalize the transition from in house financing by the end of fiscal Q2 2023 2 Continued momentum of new franchise locations • 259 new franchise stores sold in fiscal 2022 • There is currently a backlog of 482 franchise stores sold but not yet opened • New franchise stores benefit from royalty fees that amplify revenue and EBITDA visibility • Maturation of newer stores and backlog of franchise store openings provide strong visibility to future revenue and EBITDA growth 3 13

Recent developments since Q3 earnings (cont’d) Recent share repurchases • The Company opportunistically bought back ~3.7MM shares in Q4 2022, amounting to ~$95MM of share repurchases • Lower share count is expected to reduce the annual dividend by approximately $15MM at the current rate 1 4 Reaffirming outlook • Franchise Group is reaffirming its FY 2022 outlook issued on November 3, 2022 • Revenue of approximately $4.3BN • Adjusted EBITDA of at least $350MM - On a bank adjusted basis, Q4 LTM EBITDA is $390MM 5 14 1 Dividend per share remains unchanged

1 Placeholder: American Freight comps • In November 2022 , Peter Corsa was named new CEO of FRG’s Home Furnishings businesses, which includes American Freight / Badcock / Buddy’s and in December 2022 , Alissa Ahlman was named the Chief Merchandising Officer for FRG’s Home Furnishings businesses – Alissa will work to optimize the Company’s supply chain across the three businesses and leverage the 40% overlap in vendors to drive incremental cash flow – American Freight: In Q4 2022, began the process of flushing high priced inventory through the system and replacing it with lower cost goods o The Company has already started to experience positive comps in 2023 on a one and two year stacked basis o In addition to positive SSS trends, the business is expected to grow incrementally with contribution from new franchise store openings (14.7%) (17.6%) October December January Improvement in American Freight Revenue 2.9% November (7.5%) 7.2% % growth vs last month % incremental improvement 15

• In December 2021, the Company received $400MM in cash proceeds from the sale of its existing consumer credit accounts receivable portfolio to a subsidiary of B. Riley Financial, Inc. – Since the Badcock acquisition, FRG has periodically sold consumer accounts receivables (“AR”) to affiliates of B. Riley Financial as an interim strategy to bridge to an ultimate credit exit – The Company continues to sell the credit receivables generated from in - house underwriting services to third - party purchasers and has sold an additional ~$436MM of receivables through January 2023 o FRG excludes the noncore results of the finance business from adjusted EBITDA and non - GAAP EPS within their financial statements. These credit receivables are legally sold and treated as securitized debt under GAAP as opposed to real debt • FRG has explored other alternatives including the introduction of third party credit products that are being tested at all corporate locations today • FRG expects to finalize the transition from in house financing by the end of fiscal Q2 • The Company expects to continue to sell its credit receivables until the end of fiscal Q2 and utilize capacity within its ABL revolving credit facility to continue financing the receivables in a cost - efficient manner 2 Badcock consumer receivables business overview 16

3 Store counts / franchise backlog 318 719 519 725 292 388 Year End 2020 Total Stores: 2,961 711 602 725 313 Year End 2021 Total Stores: 3,106 388 367 704 17 675 706 340 Year End 2022 Total Stores: 3,178 382 371 Note: Badcock does not have backlog for dealer stores 1 Includes 34 Wag N Wash locations; 2 Includes 37 Wag N Wash locations 2022 New Stores Sold December 31, 2022 – Fr anchise Backlog Sylvan 22 Sylvan 16 Buddy’s 39 Buddy’s 111 Pet Supplies Plus 127 2 Pet Supplies Plus 264 1 American Freight 23 American Freight 36 Vitamin Shoppe 48 Vitamin Shoppe 55 Total FRG 259 Total FRG 482

• The opening of new franchisee stores continues to make overall progress • 230 franchised stores in backlog that are expected to open over the next three years, translating into improved revenue and EBITDA visibility – The average new store matures in three years • For illustrative purposes, below is an estimated impact of stores that were franchised at any given point and are still ramping: – Over the course of 2019 – 2022, FRG opened 190 new franchise stores – All else equal, as these stores mature, they are expected to contribute an incremental $26MM of cumulative EBITDA through 2027 solely due to royalty fees 29 37 64 60 2019 2020 2021 2022 Existing Franchise Stores by Vintage (stores) 4 Case study: Pet Supplies Plus franchisee backlog conversion into new store openings 18

SECTION 3 Key Credit Highlights

Franchise Group credit strengths Diversified platform of franchised or franchisable concepts, producing asset light recurring revenue Committed to a conservative financial policy and a refranchising strategy creates significant cash inflows to de - lever Disciplined, value - based acquisition strategy targeting superior cash flow and leading unit economics Resilient throughout economic cycles Synergistic platform drives incremental efficiencies across operating businesses Experienced management team with strong shareholder alignment 20

Diversified platform of franchised or franchisable concepts, producing recurring revenue

Adjusted EBITDA by business[1]



Badcock
24%
Vitamin Shoppe
29%
Sylvan
3%
Buddy's
4%
American Freight
20%
Pet Supplies Plus
20%

Revenue by channel



Badcock
Pet Supplies Plus corporate retail
Pet Supplies Plus franchise royalty
Pet Supplies Plus distribution
Sylvan
Buddy's
American Freight – online
Vitamin Shoppe – online
American Freight – retail
Vitamin Shoppe – retail

Market position of portfolio[2]

AMERICAN FREIGHT
FURNITURE • MATTRESS • APPLIANCE
#1
National as-is appliance[3] provider

THE VITAMIN SHOPPE
#2
Wellness provider

BUDDY'S HOME FURNISHINGS
#3
Rent-to-own store

PET SUPPLIES PLUS
#3
Pet care retailer[5]

Sylvan Learning
#3
Tutoring provider[4]

Badcock & more HOME FURNITURE
#3
Home-furnishing retailer in Southeast[6]

[1] As of 12/25/21A LTM; [2] Management estimates; [3] As-is appliances defined as one-of-a-kind, discontinued, obsolete, reconditioned, overstocked, scratched and dented household appliances and unbranded furniture; [4] Based on center count; [5] Based on US retail location; [6] Based on store count as of 5/31/21 for Badcock's primary competitors including Farmers Home Furniture, Conn's HomePlus, Schewels, Kimbrell's, Hudson's Furniture, Turner's Fine Furniture, Kane's Furniture, Havertys Furniture, Rooms To Go, Ashley HomeStore, American Signature Furniture and Big Lots!

FRG FRANCHISE GROUP, INC.
21

• All brands are now franchised with robust pipelines for additional franchising – Opened 72 new franchise locations in FY 2022 and have growing backlog of 482 new locations as of December 31, 2022 • Fully staffed with experienced professionals at FRG and at the brand level to sell, train and support franchisees • Implemented cloud - based solutions for efficient management, growth and operational best practices • Over 55% of all FRG locations are currently franchised or run by independent dealers • Typically, it takes a franchise location 2 - 3 years to mature. Today’s EBITDA does not reflect the benefit of royalties from new, open locations still maturing Franchising Update Refranchise Strategy Year 0 22 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 $, not to scale Sale of Franchise • Refranchising strategy creates significant cash inflows to de - lever and encourages area development Franchising momentum

• Acquisition strategy targets franchised or franchisable businesses that produce strong cash flow and support attractive and growing dividends to shareholders • Superior unit level economics ensuring franchise “salability” and success • Franchising increases scalability, operating margins and cash flow conversion of profits • Low capital expenditure requirements • Acquired businesses must have strong unit - economics and typically fit into one of three categories: • Multi - unit franchise businesses that can be scaled • Multi - unit businesses that are predominantly corporate - owned but can be re - franchised and grown through franchising • Multi - unit businesses that can be accretive to FRG • Established corporate platform enables FRG to deploy capital to acquire assets that may have few natural buyers but become more valuable as part of FRG: • Financial discipline • Shared services • Purchasing efficiencies • Best practices 23 Disciplined, value - based acquisition strategy targeting superior cash flow and leading unit economics

• Consumer Facing • Asset light • Strong box characteristics • High product margin • Strong cash flow Scalable Franchise Holding Company Disciplined Value - based Acquisitions Best - in - class Franchise Platform Target Characteristics Scalable Multi - Unit Franchisable Businesses Refranchisable Corporate - owned Multi - Unit Businesses Restructurable Multi - Unit Businesses Multi - branded Platform of Desirable Multi - Unit Franchises Sustainable Franchise Royalties and Opportunistic Franchise Sales Operational Efficiencies and Franchise Best Practices Buying Scale Franchise Marketing and Sales Expertise Shared Services Franchisee Partners Shareholders Operating Companies Expected to Benefit from Common Policies and Scale • Health & welfare benefit plans • Logistics, freight and shipping • Marketing efficiencies • Consolidated corporate accounting and finance functions 24 • Technology and software • Payroll & HR information systems • Purchasing efficiencies • Insurance Aggregated platform of multiple brands and increased scale provides cost of capital advantage as opposed to financing each business alone • Implementing operational best practices • Implementing more structured financial discipline Synergistic platform drives best practices and incremental efficiencies across operating businesses

Experienced management team with strong shareholder alignment

Selected Experience

Brian Kahn
CEO, President, and Director

- President, Chief Executive Officer and Director of FRG
- Founded and serves as investment manager of Vintage Capital Management
  - Value-oriented, operations-focused, private and public equity investor specializing in the consumer, aerospace and defense, and manufacturing sectors
- Extensive experience as an executive, director, franchisor or franchisee, and/or equity investor in franchised and franchisable businesses, including Buddy's, Flexi Compras, Good-to-Go Wheels and Tires, Rent-a-Center, Aaron's, Papa Murphy's, Zoe's Kitchen, Vitamin Shoppe, Liberty Tax, Rentway, and Red Robin

Eric Seeton
CFO

- Chief Financial Officer of FRG
- Previously served as the SVP and CFO of API Technologies Corporation
- Held senior finance roles with multiple public and private companies
- Certified Public Accountant (inactive)

Andrew Kaminsky
EVP & CAO

- Executive Vice President and Chief Administrative Officer of FRG
- Previously held executive and operating positions with Viavi Solutions Inc., Cobham plc and Aeroflex Holding Corp.
- 15+ years in investment banking, including as a Managing Director at Oppenheimer & Co. Inc. and CIBC

Andrew Laurence
EVP

- Executive Vice President of FRG
- Partner of Vintage Capital since January 2010, responsible for transaction sourcing, due diligence and execution
- Previous experience as an officer and director of public companies, including API Technologies and IEC Electronics

Lee Wright
EVP & Chief Commercial Officer

- Executive Vice President and Chief Commercial Officer of FRG
- Previously served as EVP, Chief Operating Officer and CFO of Conn's, Inc. & CEO and President of Professional Directional, Inc.
- Senior Managing Director and Director of private equity firms Diamond Castle Holdings and DLJ Merchant Banking, respectively
- Previously held Board positions on multiple public and private companies such as Multi-Color Corp., Community Choice Financial, Frontier Drilling and US Express Leasing

Todd Evans
Chief Franchising Officer

- Chief Franchising Officer of FRG
- Over 20 years of experience, having previously led Franchising at uBreakiFix, Rent-A-Wheel, Rent-A-Tire and Aaron's

FRG FRANCHISE GROUP, INC.
25

SECTION 4 Financial Review

Commitment to prudent financial policy 27 Leverage Profile • Target leverage of 2x – 3x through cycles; willingness to stretch to 4x opportunistically for acquisitions that offer rapid deleveraging through non - core asset sales or increased free cash flow • Actively pursuing A/R financing solutions to de - risk the balance sheet • Acquisition strategy includes actions in order to maintain conservative net leverage metrics through the cycle • Ability to pay down pre - payable debt with cash flows from refranchising strategy, non - core asset sales Liquidity • Adequate revolver capacity to fund working capital, consumer receivables and strategic initiatives, if any in the future M&A and Capital Investments • Significant discretionary cash flow provides substantial resources for FRG to allocate capital towards highest ROI investments, including support of franchise unit growth, growing corporate units for highest cash - on - cash return profiles (American Freight), and M&A opportunities that are additive to existing brands or new verticals Return of Capital • Long - term dividend payout target is approximately 25% of EBITDA; will continue to balance dividend payout with growth and de leveraging opportunities as appropriate Management and Governance • Proven track record of successful acquisitions and investing in outstanding management teams • Continue utilizing decentralized business model to promote local operational flexibility at subsidiaries, while gaining the benefits of the scale and shared expertise across subsidiaries

Historical pro forma financial summary

System-Wide Revenue


$MM
$4,218.9
$4,433.9
$4,961.5
$5,116.0
Sylvan
Buddy's
Pet Supplies Plus
Badcock
American Freight
Vitamin Shoppe
169.9
233.0
1,013.2
872.0
890.4
1,040.4
116.7
240.2
1,197.0
899.0
945.1
1,036.0
172.3
272.4
1,447.4
907.1
989.7
1,172.7
185.0
274.0
1,637.0
926.0
906.0
1,189.0
2019
2020
2021
LTM 9/24/2022

Revenue


$MM
$3,664.6
$3,849.5
$4,291.8
$4,348.0
Sylvan
Buddy's
Pet Supplies Plus
Badcock
American Freight
Vitamin Shoppe
37.3
92.0
732.5
872.0
890.4
1,040.4
26.2
97.3
846.0
899.0
945.1
1,036.0
38.2
64.4
1120.5
907.1
988.9
1,172.7
40.8
57.1
1230.7
925.7
905.1
1,188.6
2019
2020
2021
LTM 9/24/2022

Adjusted EBITDA


$MM
$283.1
$370.5
$427.3
$382.9 | $418.6 Compliance EBITDA
Sylvan
Buddy's
PSP
Badcock
American Freight
Vitamin Shoppe
FRG Corporate Expense
15.7
10.7
59.9
49.7
99.9
54.7
(7.5)
26.9
5.7
76.2
65.7
115.2
87.0
(6.0)
12.4
17.9
94.4
60.0
108.8
139.2
(5.3)
1
3
2
12.8
15.8
103.6
85.2
39.5
134.7
(8.7)
2019
2020
2021
LTM 9/24/2022

Note: Pro forma adj. EBITDA, which reflects 12-month ownership

[1] PSP as of 01/02/21; [2] EBITDA includes $42MM in unrealized synergies annual in 2018 and 2019; [3] PF LTM EBITDA for Owned OpCo's Ending Period 9 Proforma Badcock for sale leaseback, estimated removal of finance income and impact of COVID

FRG FRANCHISE GROUP, INC.

28

Appendix

Pet Supplies Plus Company description PSP store footprint • Pet Supplies Plus is a leading US pet care franchisor with 660 corporate and franchise stores across 39 states (62% franchised) • Above - market growth over last 5 years has been enabled by PSP’s differentiated in - store and online experience, strong omnichannel offering and captive distribution capabilities • Same - day delivery, BOPIS and subscription services underpins differentiated online model • Offers a curated selection of premium brands, proprietary private labels and retail price parity with online players • Captive distribution network provides ~90% of merchandise to all stores acting like a second royalty stream while saving franchisees money • PSP acquired WNW in 2022, a 14 store franchised chain focused on dog grooming, pet wash and curated selection of dog food and treats 660+ store locations 39 US states with PSP stores 4 Distribution centers 55 69 110 165 172 199 1,515 1,522 660 No other franchisor has more than 110 stores in the U.S. d Dog food 34% Dog treats 11% Cat food 12% animal 12% Cat hard goods 4% Dog hard goods 18% Cat Litter 4% Cat treats 1% Services & Companion other 3% ~25% of neighbors surveyed have used services ~61% of sales from high - frequency, replenishment sales #1 pet franchisor with significant whitespace 1 Company Owned Franchised Systemwide sales by category 2021 revenue and EBITDA business mix Over 1,000 opportunities incremental to existing store base, plus massive independent pet franchise conversion opportunity 2 7 5 2 1 6 6 48 3 4 1 7 4 1 1 12 1 21 25 5 9 4 25 8 2 3 8 45 10 1 7 11 11 57 1 22 7 9 37 1 2 2 17 3 7 7 4 1 3 2 9 3 17 3 1 Store count as of 12/25/21, excludes averages for mid - size chains (23) and independents (18); 2 Buxton Whitespace Analysis PSP store footprint Franchised: 406 Company - owned: 233 Founded: 1988 | Headquarters: Livonia, Michigan Franchise Services 13% Corporate Stores 37% Distribution 50% Revenue EBITDA Franchise Services 3% 30 Corporate Stores 59% Distribution 38%

The Vitamin Shoppe • Leading omnichannel specialty health and wellness supplement retailer – 704 locations (includes 2 franchises; no mall stores, and the rest are currently company - operated, representing a significant refranchising opportunity) – ~14,000 SKUs from ~700 brands, including The Vitamin Shoppe®, BodyTech®, True Athlete®, Mytrition®, plnt®, ProBioCare® and Next Step® brands • Ongoing shift toward private label brands is expected to drive margin expansion and customer retention – PB grew to 26% of total sales in 2021 • E - commerce sites complement in - store experience by extending product offerings – Direct - to - consumer sales have grown to ~24% of all sales in 2021 – Investments in BOPIS, Instacart and ship - from - store 27 5 79 8 11 3 3 1 7 54 3 2 2 1 2 7 8 4 2 6 1 5 14 38 11 17 23 6 25 29 82 67 1 4 2 16 2 10 36 3 21 1 25 27 17 8 2 Company Overview Vitamin Shoppe Locations Founded: 1977 | Headquarters: Secaucus, New Jersey Fiscal 2021 Revenue Mix by Channel Store Sales 76% Direct to Consumer Sales 24% Fiscal 2021 Private Brand Revenue Private Brands 26% 31 Third Party Brands 74%

Badcock Home Furniture & more 1 As of FY 2021 (December 2021) Company Overview Badcock’s Locations • Badcock is one of the largest home - furnishings retailers in the country with 382 stores across 8 states in the rural Southeastern US • Offers a variety of products ranging from furniture, appliances, bedding, and floor covering , to home entertainment items • Badcock runs an independent dealer network model for the majority of its stores, enabling entry into attractive locations without tying up capital. Dealer contract length of 10 - years • Stores are paid a monthly commission based on completed sales • The individual stores are not responsible for extending credit, collections, pricing, advertising, or inventory • Rollout of third - party waterfall financing is in process Revenue End Markets / Store Mix 1 Revenue Product Mix 1 Dealer stores 83% Corporate stores 17% Merchandise Sales 78% Finance Income 16% Other operating revenue 6% 41 32 120 82 7 41 23 8 60 Additional markets currently under discussion for expansion within existing 8 state footprint Founded: 1904 | Headquarters: Mulberry, Florida

American Freight Appliances 31% Furniture 46% Mattresses 15% Other 8% • Created through the combination of American Freight and Sears Outlet • Category - defining retailer of value furniture and appliances with 365 locations across 30+ states • Only national provider of As - Is appliance which serves as a liquidation channel for major appliance vendors • Currently only covering 128 of 210 designated market areas in the U.S. • Simplified supply chain that leverages domestic manufacturers and distributors • Expected to continue to gain market share in the value furniture segment as other players of scale move towards premiumization Company Overview American Freight Locations AF Outlet Locations AF DC Locations Founded: 1994 | Headquarters: Delaware, Ohio Well Positioned in the Value Furniture Retail Segment Nearest Competitors Continue to Trend Up the Value Chain Premium Price Point Mid - Price Point Value Price Point Local Stores Local Stores Fiscal 2021 Mix by Merchandise Category 9 18 1 10 34 17 1 1 1 6 7 1 3 4 4 5 2 8 13 16 27 14 11 36 2 8 2 11 4 10 11 11 13 1 2 CT RI 4 1 DE 1 1 1 1 1 3 1 2 1 1 15 1 12 33

Buddy’s • We believe we are the 3 rd largest operator of rent - to - own (“RTO”) stores in North America – 340 stores (~89% franchised) – Located in 21 U.S. states and territories • Highest percentage of franchised stores in the RTO industry, providing a potential path to growth without significant capital deployment – Buddy’s refranchising strategy provides a “playbook” for other FRG business lines • Our 36 company - operated stores serve as a proving ground for operational initiatives • Sources products from large, well - known brands, such as Ashley Furniture, Sealy, LG, GE, Samsung, Whirlpool, Dell, and HP Furniture 38% Consumer Electronics 20% Appliances 18% Computer 12% Other Smartphones 8% 4% Total Addressable Market Consistently ~1/3 of US Population Company Overview Buddy’s Locations Fiscal 2021 Revenue Mix by Merchandise Category 34 66 Q2 2019 Source: Company Information, Fair Isaac Corporation, Experian 34% of Americans had a FICO score below 670 in the second quarter of 2019 , these consumers are in the “subprime” category 670 850 Credit Score %, Americans Founded: 1961 | Headquarters: Orlando, Florida 15 4 53 21 Guam 2 34 1 4 1 7 4 2 1 9 11 7 11 5 6 83 9 10 11 15

Sylvan Learning Founded: 1979 | Headquarters: Hunt Valley, Maryland Company Description Sylvan Locations • Sylvan is a leading omnichannel tutoring franchisor for Pre - K - 12 students and families in the U.S. • Sylvan addresses the full range of remedial to advanced student needs with a broad variety of academic curriculums delivered in an omnichannel format • Sylvan has the ability to provide a range of services, including on - premises, online, one - on - one and in group tutoring • 99%+ franchised – only 5 corporate locations • Growing $20 billion education market Suite of Services 706 locations in 49 states and 7 countries 35

Cash & net debt $39.6 $151.5 $164.9 $165.4 $89.6 $110.7 $169.6 $95.0 $72.9 $424.0 $422.5 $1,090.3 $909.5 $1,556.4 $1,025.3 $1,152.5 $1,144.5 $1,159.6 FY 2019 FY 2020 Q1 2021 Q3 2022 Net debt Cash 36 1 Q2 2021 reflects $182MM debt repayment from proceeds from the sale of Liberty Tax; 2 Net Leverage = net debt/LTM Proforma SEC Adjusted EBITDA for the period 3 Q3 2021 reflects $575MM of new debt for purchase of Badcock Furniture and includes reduction to cash of $81.0MM for purchase of Sylvan Learning 4 Q4 2021 reflects A/R sale of $400MM and full paydown of Badcock TL Debt 5 Q1 2022 reflects full paydown of Badcock TL debt including $20MM of incremental cash from Sale Lease Back proceeds 6 Q2 2022 reflects paydown of TL debt from proceeds of HQ Badcock SLB $17MM $MM Net Leverage 2 4.3x 1.6x 3.1x 2.7x 3.7x 2.5x 2.9x 3.0x 3.2x • Commitment to prudent financial policy • Target net leverage of 2x - 3x through cycles • Will stretch to 4x opportunistically for acquisitions that offer rapid deleveraging through refranchising, non - core asset sales or enhanced cash flow Q3 2021 3 Q2 2021 1 Q4 2021 4 Q1 2022 5 Q2 2022 6

EBITDA reconciliation LTM 9/24/2022 37 Adjusted EBITDA (Bank) Deferred Rent PF / CA Other PF Store Closure PF SEC Adjusted EBITDA 1 $MM Sylvan 13.3 - - (0.5) - - 12.8 Buddys 15.8 - - - - - - 15.8 Pet Supplies Plus 108.0 (2.5) (1.6) (0.2) 103.6 Badcock 86.6 - - (1.4) - - 85.2 American Freight 61.4 (4.9) (17.0) - - 39.5 Vitamin Shoppe 139.4 - - (4.7) - - 134.7 FRG Corp (5.8) - - (2.8) - - (8.7) TTL FRG $418.6 (7.4) (28.1) (0.2) $382.9 1 Reflects pro forma reported adjusted EBITDA

GAAP to Non - GAAP EBITDA reconciliation LTM 9/24/2022 38 For Last Twelve Months Ending ($MM) Sept. 24, 2022 Net Income $ 52.8 Add back: Interest Expense 291.4 Income Tax (benefit) 49.3 Depr, PP&E Amort, and Impairment 85.7 Total Adjustments 426.5 EBITDA 479.3 Adjustments to EBITDA Executive severance and related costs 16.4 Litigation costs and settlements (2.0) Stock - based and long term executive compensation 24.6 Corporate compliance costs 2.0 Store closures 3.4 W.S. Badcock financing operations (56.4) Prepayment penalty on early debt repayment - Right - of - use asset impairment 0.7 Goodwill impairment 70.0 Integration costs 9.2 Divestiture costs (3.1) Acquisition costs 14.3 Gain on investment in equity securities 22.1 Acquisition bargain purchase gain (136.1) Gain on sale - leaseback and owned properties, net (61.5) Total Adjustments to EBITDA (96.4) Adjusted EBITDA $ 382.9

Segment level EBITDA build

$000s		12/2019	12/2020	12/2021	LTM 9/24/22
FRG EBITDA from Bank Model					
American Freight EBITDA		40,561	45,830	76,406	(40,993)
Vitamin Shoppe EBITDA		28,460	44,785	136,974	135,993
Pet Supplies Plus EBITDA		59,924	19,913	70,205	95,706
Buddy's EBITDA		15,254	22,975	20,083	15,502
Sylvan EBITDA		7,224	4,299	10,576	10,643
Badcock EBITDA		69,746	109,416	267,294	333,945
FRG Corporate Expense		(7,539)	(13,571)	(91,859)	(71,479)
FRG GAAP EBITDA[1]		**213,630**	**233,648**	**489,678**	**479,316**
Adjustments to bridge to FRG Adj. EBITDA					
Stock based compensation	A	400	11,337	15,078	24,554
Deferred Rent	B	613	5,348	8,285	7,354
HA availability	C	2,410	-	-	-
IT impact	D	4,743	-	-	-
Tradename impairment charge	E	9,000	-	-	-
ROU impairment charge	F	1,410	2,895	2,948	70,695
Inventory write-offs	G	687	-	-	-
(Gain) / Loss of Sale of Assets	H	18	-	-	-
Warehouse depreciation	I	1,919	-	-	-
Securitized receivables, net	J	-	-	-	(56,441)
Loss on investment in equity securities	K	-	-	-	22,146
Non-cash adjustments		**21,198**	**19,580**	**26,310**	**68,309**

Note: FYE as of the Saturday closest to December 31st of each year
Source: Company filings. [1] EBITDA as provided in management model

Bold/Green = Applicable companies for each add-back

A **Stock based compensation:** Non-cash expense on stock-based compensation awards granted to employees, directors, consultants or advisors and other non-cash executive compensation expense **(TVS, PSP, AF, Buddy's, Sylvan, FRG Corporate)**

B **Deferred rent:** Difference between P&L expense and cash paid which is not expected to have to be paid in the future (rent deferrals, rent holidays, etc.) **(PSP, AF)**

C **HA availability:** EBITDA impact due to lower-than-normal supply of appliances from Sears Hometown to Sears Outlet **(AF)**

D **IT impact:** EBITDA impact of multi-day ERP outage during changeover from Peoplesoft (Hometown's ERP) to NetSuite (Outlet's ERP) **(AF)**

E **Tradename impairment charge:** Impairment charge on the Vitamin Shoppe tradename **(TVS)**

F **ROU impairment charge:** Charges incurred to reflect the fair market value of the right-of-use assets associated with certain retail locations and includes goodwill impairment for AF **(TVS, AF)**

G **Inventory write-offs:** Write-offs of discontinued inventory and layaway adjustments **(TVS, AF)**

H **(Gain) / Loss of Sale of Assets:** Loss on asset disposal **(AF)**

I **Warehouse depreciation:** Depreciation expense for warehouse assets not captured on the GAAP income statement **(TVS)**

J **Securitized receivables, net:** Removal of financing related income / expense including Securitized Receivable accounting **(Badcock)**

K **Loss on investment in equity securities:** Market changes related to investment in Next Point from sale of Liberty Tax **(FRG Corporate)**

FRG FRANCHISE GROUP, INC.
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Segment level EBITDA build (cont'd)

$000s		12/2019	12/2020	12/2021	LTM 9/24/22
FRG GAAP EBITDA[1]		**213,630**	**233,648**	**489,678**	**479,316**
Non-cash adjustments		**21,198**	**19,580**	**26,310**	**68,309**
Accrued judgments and settlements	L	125	-	-	-
Acquisition & divestiture costs	M	14,018	95,389	26,192	11,219
Executive severance and related costs	N	2,198	29,966	16,000	16,433
Other add backs	O	500	-	-	-
Litigation costs and settlements	P	-	(1,018)	(1,130)	(1,954)
Store closures	Q	3,697	(5,057)	2,698	3,685
Cash restructuring charges	R	937	-	-	-
TJC Consulting fees	S	1,388	-	-	-
Integration / Related Costs	T	-	11,445	17,323	9,175
Compliance costs	U	-	543	2,172	1,966
Acquisition bargain purchase gain	V	-	-	(132,559)	(136,073)
PF / CA Other	W	-	10,047	12,982	28,099
Sale of Owned Properties	X	-	-	-	(61,548)
Non-recurring adjustments		**22,862**	**141,315**	**(56,322)**	**(128,998)**
Realized Synergies	Y	-	16,127	-	-
Unrealized Synergies	Z	42,000	-	-	-
Pro forma / synergies		**42,000**	**16,127**	**-**	**-**
Total adjustments		*86,060*	*177,022*	*(30,012)*	*(60,689)*
FRG Adjusted EBITDA		**299,691**	**410,670**	**459,666**	**418,627**

Note: FYE as of the Saturday closest to December 31st of each year
Source: Company filings. [1] EBITDA as provided in management model

Bold/Green = Applicable companies for each add-back

- L — **Accrued judgments and settlements:** Includes external legal costs related to litigation and litigation settlement costs deemed unrelated to core business operations **(TVS)**
- M — **Acquisition and divestiture costs:** Includes acquisition-related costs; primarily external advisory, consulting and legal fees as well as accelerated SBC charges **(TVS, PSP, AF, Buddy's, Sylvan, Badcock FRG Corporate)**
- N — **Executive severance and related costs:** Costs related to executive management turnover, including severance charges **(TVS, PSP, AF, Sylvan, Badcock)**
- O — **Other add backs:** COVID-related costs, primarily cleaning and legal consultation **(AF)**
- P — **Litigation costs and settlements:** Costs incurred in the process of acquiring public companies **(TVS, AF, Buddy's, Sylvan FRG Corporate)**
- Q — **Store closures:** Costs associated with store closures, primarily including lease termination fees **(TVS, PSP, AF, Buddy's, Badcock, FRG Corporate)**
- R — **Cash restructuring charges:** One-time costs including IT, legal, and consulting fees as well as various real estate-related costs (store closures, space reductions) and CEO search fees **(AF)**
- S — **TJC consulting fees:** Consulting fees paid to the Jordan Group in connection with management consulting / advisory agreement **(AF)**
- T — **Integration / Related Costs:** Post acquisition related costs across OpCo, FFO integration costs, normally would be considered acquisition costs but are post acquisition related costs in this instance **(TVS, PSP, AF, Sylvan, Badcock, FRG Corporate)**
- U — **Compliance Costs:** Debt refinancing costs **(AF, FRG Corporate)**

FRG FRANCHISE GROUP, INC.

40

Segment level EBITDA build (cont'd)

$000s		12/2019	12/2020	12/2021	LTM 9/24/22
FRG GAAP EBITDA[1]		**213,630**	**233,648**	**489,678**	**479,316**
Non-cash adjustments		**21,198**	**19,580**	**26,310**	**68,309**
Accrued judgments and settlements	L	125	-	-	-
Acquisition & divestiture costs	M	14,018	95,389	26,192	11,219
Executive severance and related costs	N	2,198	29,966	16,000	16,433
Other add backs	O	500	-	-	-
Litigation costs and settlements	P	-	(1,018)	(1,130)	(1,954)
Store closures	Q	3,697	(5,057)	2,698	3,685
Cash restructuring charges	R	937	-	-	-
TJC Consulting fees	S	1,388	-	-	-
Integration / Related Costs	T	-	11,445	17,323	9,175
Compliance costs	U	-	543	2,172	1,966
Acquisition bargain purchase gain	V	-	-	(132,559)	(136,073)
PF / CA Other	W	-	10,047	12,982	28,099
Sale of Owned Properties	X	-	-	-	(61,548)
Non-recurring adjustments		**22,862**	**141,315**	**(56,322)**	**(128,998)**
Realized Synergies	Y	-	16,127	-	-
Unrealized Synergies	Z	42,000	-	-	-
Pro forma / synergies		**42,000**	**16,127**	**-**	**-**
Total adjustments		*86,060*	*177,022*	*(30,012)*	*(60,689)*
FRG Adjusted EBITDA		**299,691**	**410,670**	**459,666**	**418,627**

Bold/Green = Applicable companies for each add-back

V — Acquisition bargain purchase gain: Relates to gain recognized due to paying less than fair value of assets and liabilities acquired **(AF, Badcock)**

W — PF / CA Other: Relates to PF cost savings and one time non-operational related expenses as allowed by credit agreement. Examples include "run-rate" cost savings, operating expense reductions, non-recurring expenses, synergies, cost saving initiatives and operating improvements **(TVS, PSP, AF, Sylvan, Badcock, FRG Corporate)**

X — Sale of Owned Properties: Sale of properties relating to sale leaseback and properties for franchising **(TVS, Badcock)**

Y — Realized Synergies: Additional EBITDA generated under profit-sharing program with American First Finance, Inc.("AFF"), who provides consumer finance and leasing products to AF customers **(AF, FRG Corporate)**

Z — Unrealized Synergies: Estimated run-rate cost savings pertaining to the American Freight acquisition, including:
- optimization of product mix and supply chain from Sears Outlet integration
- estimated reduction in payroll costs from restructuring
- leverage in marketing spend
- implementation of a new contract with a third-party finance company that has resulted in additional savings

Run-rate savings are the expected annualized cost savings directly related to synergy activities that have been undertaken as if they had been in effect for the full year. Most of these have been realized or are expected to be realized by the end of 2020 or early 2021 **(AF, FRG Corporate)**

Note: FYE as of the Saturday closest to December 31st of each year
Source: Company filings. [1] EBITDA as provided in management model

FRG FRANCHISE GROUP, INC.

41